G1 Post-employment benefits	12 Months Ended
Dec. 31, 2022
Disclosure of information about defined benefit plans [abstract]
G1 Post-employment benefits

Post-employment benefits
Ericsson sponsors a number of post-employment benefit plans throughout the Company, which are in line with market practice in each country.
The global economy continues to face multiple challenges due to the war in Ukraine and the threat of recession affecting all major economies. Short term inflation rates have risen significantly across the world and central banks have raised interest rates in response. Asset prices (equity and bonds) remain volatile in these market conditions.
The Company has updated the assumptions used to value the defined benefit pension liabilities based on the latest market conditions. Discount rates have increased, resulting in significant actuarial gain on remeasurement, although this is partly offset by higher inflation assumptions. Net actuarial gain on defined benefit obligations was SEK 29.0 billion. Plan assets also decreased due to market volatility in the year resulting in a remeasurement loss of SEK 14.1 billion. The net pension obligations decreased by SEK 8.7 billion compared to prior year.
Swedish plans
Sweden has both defined benefit and defined contribution plans based on collective agreement between the parties in the Swedish labor market:
–
A defined benefit plan, known as ITP 2 (occupational pension for salaried employees in manufacturing industries and trade), complemented by a defined contribution plan, known as ITPK (supplementary retirement benefits). This is a final salary-based plan.

–	A defined contribution plan, known as ITP 1, for employees born in 1979 or later.
–
A defined contribution plan ITP 1 or alternative ITP, for employees earning more than 10 income base amount and who have opted out of the defined benefit plan ITP 2, where rules are set by the Company and approved by each employee selected to participate.

The Company has by far most of its Swedish pension liabilities under defined benefit plans which according to IAS 19 is funded to 57% (51%) by the assets of Ericsson Pensionsstiftelse (a Swedish Pension Foundation). These liabilities, if valued using different methodology and assumptions established by the Swedish PRI Pensionsgaranti, are considered funded to more than 100% by the assets of Ericsson Pensionsstiftelse. There are no funding requirements for the Swedish plans.
The disability and survivors’ pension part of the
ITP-plan
is secured through an insurance solution with the company Alecta, see section about Multi-employer plans.
The Company pays benefit directly to the pensioners as the obligations fall due. The responsibility for governance of the plans and the plan assets lies with the Company and the Pensionsstiftelse. The Swedish Pensionsstiftelse is managed on the basis of a capital preservation strategy and the risk profile is set accordingly. Traditional asset-liability matching (ALM) studies are undertaken on a regular basis to allocate within different asset classes.
The plans are exposed to various risks, e.g., a sudden decrease in the bond yields, which would lead to an increase in the plan liability. A sudden instability in the financial market might also lead to a decrease in fair value of plan assets held by the Pensionsstiftelse, as the holdings of plan assets partly are exposed to equity markets; however, this may be partly offset by higher values in fixed income holdings. Swedish plans are linked to inflation and higher inflation will most likely lead to a higher liability.
Multi-employer plans
As before, the Company has secured the disability and survivors’ pension part of the ITP Plan through an insurance solution with the insurance company Alecta. Although this part of the plan is classified as a multi-employer defined benefit plan, it is not possible to get sufficient information to apply defined benefit accounting, as for most of the accrued pension benefits in Alecta, information is missing on the allocation of earnings process between employers. Full vesting is instead registered on the last employer. Alecta is not able to calculate a breakdown of assets and provisions for each respective employer, and therefore, the disability and survivors’ pension portion of the ITP Plan has been accounted for as a defined contribution plan.
Alecta has a collective funding ratio which acts as a buffer for its insurance commitments to protect against fluctuations in investment return and insurance risks. Alecta’s collective funding ratio ranges from 125% to 175% and reflects the market value of Alecta’s plan assets as a percentage of its commitments to policy holders (both guaranteed and non-guaranteed),
measured in accordance with Alecta’s actuarial assumptions, which are different from those in IAS 19. Alecta’s collective funding ratio was 172% (172%) as of December 31, 2022. The Company’s share of Alecta’s saving premiums is 0.3%, the total share of active members in Alecta is 2.1%. The expected contribution to the plan is SEK 100 million for 2023.
Contingent liabilities / Assets pledged as collateral
Contingent liabilities include the Company’s mutual responsibility as a credit insured company of PRI Pensionsgaranti in Sweden. This mutual responsibility can only be imposed in the instance that PRI Pensionsgaranti has consumed all of its assets, and it amounts to a maximum of 2% of the Company’s pension liability in Sweden. The Company has a pledged business mortgage of SEK 6.1 billion to PRI Pensionsgaranti at year end. PRI continuously measures the Company credit risk levels according to the credit insurance terms and conditions. The Company has agreed to pledge additional business assets worth SEK 750 million in the first quarter of 2023 as additional credit risk guarantee.
US plans
The Company operates both defined contribution and defined benefit pension plans in the US, which are a combination of final salary pension plans and contribution-based arrangements. The final salary pension plans provide benefits to members in the form of a guaranteed level of pension payable for life. The level of benefits provided depends on members’ length of service and their salary in the final years leading up to retirement. Retirees generally do not receive inflationary increases once in payment.
The other type of plan is a contribution-based pension plan, which provides a benefit determined using a “cash balance” approach. The balance is credited monthly with interest credits and contribution credits, based on a combination of current year salary and length of service.
The majority of benefit payments are from trustee-administered funds; however, there are also a number of unfunded plans where the Company meets the benefit payment obligation as it falls due. In the US, the Company’s policy is at least to meet or exceed the funding requirements of federal regulations. The funded level in the US Pension Plan is above the point at which minimum funding would be required for fiscal year 2022.
Plan assets held in trusts are governed by local regulations and practice, as is the nature of the relationship between the Company and the trustees (or equivalent) and their composition. Responsibility for governance of the plans, including investment decisions and contribution schedules, lies with the Plan Administrative Committee (PAC). The PAC is composed of representatives from the Company.
The Company’s plans are exposed to various risks associated with pension plans, i.e., a sudden decrease in bond yields would lead to an increase in the present value of the defined benefit obligation. A sudden instability in the financial markets might also lead to a decrease in the fair value of plan assets held by the trust. Pension benefits in the US are not linked to inflation; however, higher inflation poses the risk of increased final salaries being used to determine benefits for active employees. There is also a risk that the duration of payments to retirees will exceed the life expectancy in mortality tables.
In June 2022, the trustees completed a bulk annuity transaction which transferred all risks relating to some of the defined benefit plan liabilities to insurance companies. This resulted in a settlement event, whereby defined benefit obligation of SEK 11 billion was discharged.
UK plans
The Company operates both defined benefit and defined contribution plans in the UK. All defined benefit plans in the UK are closed to future pension accrual.
The defined benefit plans provide benefits to members in the form of a guaranteed level of pension payable for life. The level of benefits provided is defined by the Trust Deed & Rules and depends on members’ length of service and their salary. Pensions in payment are generally updated in line with the UK retail price index, subject to caps defined by the rules.
The plans’ assets are held in trusts and are invested in a diverse range of assets. The plans are governed by local regulations and responsibility for the governance of the plans lies with the Trustee Directors, who are appointed by the Company from its employees and from the plans’ members. Independent professional trustees sit on a number of the Boards.
The plans remain exposed to various risks associated with defined benefit plans, e.g. a decrease in bond yields or increase in inflation would lead to an increase in the present value of the defined benefit obligation. Alternatively, the duration of payments to retirees could exceed the life expectancy assumed in the current mortality tables leading to an increase in liabilities. A sudden instability in the financial markets might also lead to a decrease in the fair value of the plans’ assets. The Company and Trustees’ aim is to reduce the plans’ exposure to the key risks over time.
In December 2022, the trustees purchased a bulk annuity
buy-in
contract (valued at SEK 2.3 billion) from an insurance company to secure all future payments to members of one of the UK pension plans.

This transfers risks associated with the plan to the insurance company, although, since the Company retains the legal responsibility to pay all scheme benefits, the plan liabilities remain on the balance sheet alongside the corresponding buy-in
assets.
Other plans
The Company also sponsors plans in other countries. The main plans are in Brazil, India and Ireland. The main pension plans in Brazil are wholly funded with a net surplus of assets. The plan in Ireland is a final salary pension plan and is partly funded. The plans are managed by corporate trustees with directors appointed partly by the local company and partly by the plan members. The trustees are independent from the local company and subject to the specific country’s pension laws.
The Provident Fund Plan in India is self-managed through a registered Exempted Trust and according to local legislation, investment returns shall be guaranteed at minimum rates of return specified by the government. The Company has an obligation to fund any shortfall on the yield of the trust’s investments over the administered interest rates on an annual basis. These administered rates are determined annually predominantly considering the social and economic factors in the past.
Amount recognized in the Consolidated balance sheet

Amount recognized in the Consolidated balance sheet
	Sweden	US	UK	Other	Total
2022
Defined benefit obligation (DBO)	50,441	5,365	9,866	18,019	83,691
Fair value of plan assets	28,521	5,111	11,999	14,849	60,480
Deficit/surplus (+/–)	21,920	254	(2,133)	3,170	23,211
Plans with net surplus, excluding asset ceiling 1)	—	298	2,137	1,715	4,150
Provision for post-employment benefits 2)	21,920	552	4	4,885	27,361

2021
Defined benefit obligation (DBO)	58,754	18,463	17,071	19,255	113,543
Fair value of plan assets	29,876	18,254	19,427	13,798	81,355
Deficit/surplus (+/–)	28,878	209	(2,356)	5,457	32,188
Plans with net surplus, excluding asset ceiling 1)	—	450	2,802	610	3,862
Provision for post-employment benefits 2)	28,878	659	446	6,067	36,050
1)
Plans with a net surplus, i.e., where plan assets exceed DBO, are reported as Other financial assets, non-current,
see note F3 “Financial assets,
non-current.”
The asset ceiling increased during the year to SEK 584 (540) million.

2)	Plans with net liabilities are reported in the balance sheet as Post-employment benefits, non-current.
Total pension cost recognized in the Consolidated income statement
The costs for post-employment benefits within the Company are distributed between defined contribution plans and defined benefit plans.

Pension costs for defined contribution plans and defined benefit plans
	Sweden	US	UK	Other	Total
2022
Pension cost for defined contribution plans	1,192	542	128	1,209	3,071
Pension cost for defined benefit plans 1)	2,144	160	(22)	1,204	3,486
Total	3,336	702	106	2,413	6,557
Total pension cost expressed as a percentage of wages and salaries					8.9%

2021
Pension cost for defined contribution plans	1,199	460	138	1,084	2,881
Pension cost for defined benefit plans	1,920	97	(6)	931	2,942
Total	3,119	557	132	2,015	5,823
Total pension cost expressed as a percentage of wages and salaries					9.3%

2020
Pension cost for defined contribution plans	963	415	136	664	2,178
Pension cost for defined benefit plans	1,783	13	(4)	993	2,785
Total	2,746	428	132	1,657	4,963
Total pension cost expressed as a percentage of wages and salaries					8.1%

1)	For the UK plans, negative cost was due to interest income of SEK 355 million exceeding interest cost of SEK 312 million during the year.
Change in the net defined benefit obligation

Change in the net defined benefit obligation
	Present value of obligation 2022 1)	Fair value of plan assets 2022	Total 2022	Present value of obligation 2021 1)	Fair value of plan assets 2021	Total 2021
Opening balance	113,543	(81,355)	32,188	108,188	(73,611)	34,577
Included in the income statement 2)
Current service cost	2,772	—	2,772	2,644	—	2,644
Past service cost and gains and losses on settlements	311	—	311	1	—	1
Interest cost/income (+/–)	1,716	(1,475)	241	1,463	(1,240)	223
Taxes and administrative expenses	—	62	62	—	41	41
Other	43	1	44	10	(17)	(7)
	4,842	(1,412)	3,430	4,118	(1,216)	2,902
Remeasurements
Return on plan assets excluding amounts in interest expense/income	—	14,135	14,135	—	(3,526)	(3,526)
Actuarial gains/losses (–/+) arising from changes in demographic assumptions	1,118	—	1,118	(49)	—	(49)
Actuarial gains/losses (–/+) arising from changes in financial assumptions	(29,031)	—	(29,031)	(287)	—	(287)
Experience-based gains/losses (–/+)	3,236	—	3,236	350	—	350
	(24,677)	14,135	(10,542)	14	(3,526)	(3,512)
Other changes
Translation difference	3,381	(3,297)	84	3,951	(3,764)	187
Contributions and payments from:
Employers 3)	(1,302)	(652)	(1,954)	(1,260)	(679)	(1,939)
Plan participants	334	(325)	9	285	(270)	15
Payments from plans:
Benefit payments	(1,806)	1,806	—	(1,825)	1,825	—
Settlements	(10,759)	10,755	(4)	(12)	—	(12)
Business combinations and divestments	—	—	—	84	(114)	(30)
Other	135	(135)	—	—	—	—
Closing balance	83,691	(60,480)	23,211	113,543	(81,355)	32,188

1)	The weighted average duration of DBO is 18.3 (20.4) years.
2)	Excludes the impact of the asset ceiling of SEK 55 (40) million in 2022.
3)	The expected contribution to the plans during 2023 is SEK 2.2 billion.

Present value of the defined benefit obligation
	Sweden	US	UK	Other	Total
2022
DBO, closing balance	50,441	5,365	9,866	18,019	83,691
Of which partially or fully funded	50,441	4,812	9,866	14,417	79,536
Of which unfunded	—	553	—	3,602	4,155

2021
DBO, closing balance	58,754	18,463	17,071	19,255	113,543
Of which partially or fully funded	58,754	17,805	17,071	15,574	109,204
Of which unfunded	—	658	—	3,681	4,339

Asset allocation by asset type and geography 1)
	Sweden	US	UK	Other	Total	Of which unquoted 2)
2022
Cash and cash equivalents	1,151	184	449	88	1,872	6%
Equity securities	6,803	419	1,113	2,791	11,126	50%
Debt securities	14,114	3,646	5,818	8,539	32,117	28%
Real estate	5,577	—	199	603	6,379	100%
Investment funds	917	789	2,417	578	4,701	74%
Assets held by insurance company	—	—	1,872	1,717	3,589	100%
Other	(41)	73	131	533	696	15%
Total	28,521	5,111	11,999	14,849	60,480
Of which real estate occupied by the Company	—	—	—	—	—
Of which securities issued by the Company	—	—	—	—	—

2021
Cash and cash equivalents	1,100	500	1,468	46	3,114	33%
Equity securities	7,619	659	3,823	2,651	14,752	58%
Debt securities	14,427	15,817	12,705	7,999	50,948	44%
Real estate	5,157	—	195	594	5,946	100%
Investment funds	1,782	1,247	—	484	3,513	64%
Assets held by insurance company	—	—	—	1,597	1,597	100%
Other	(209)	31	1,236	427	1,485	69%
Total	29,876	18,254	19,427	13,798	81,355
Of which real estate occupied by the Company	—	—	—	—	—
Of which securities issued by the Company	—	—	—	—	—

1)	Asset class is presented based on the underlying exposure of the investment. This includes direct investment in securities or investment through pooled funds that invest in an asset class.
2)	Unquoted refers to assets classified as fair value level 2 and 3. Unquoted assets comprise mainly investments in pooled investment vehicles.
Actuarial assumptions

Financial and demographic actuarial assumptions
	2022			2021
	Sweden	US	UK	Sweden	US	UK
Financial assumptions
Discount rate	2.0%	5.4%	4.9%	0.6%	2.7%	1.8%
Inflation rate	2.3%	2.5%	3.1%	2.0%	2.5%	3.2%
Salary increase rate	2.8%	3.0%	—	2.8%	3.5%	—
Demographic assumptions
Life expectancy after age 65 in years	23	22	23	23	23	23

Actuarial assumptions are assessed on a quarterly basis. See also note A1 “Significant accounting policies” and note A2 “Critical accounting estimates and judgments.”
Sweden
The defined benefit obligation (DBO) has been calculated using a discount rate based on the yields of Swedish government bonds. IAS 19 Employee Benefits prescribes that if there is not a deep market in high-quality corporate bonds, the market yields on government bonds shall be applied for the pension liability calculation. As of December 31, 2022, the discount rate applied in Sweden was 2.0% (0.6%). If the discount rate had been based on Swedish covered mortgage bonds, the discount rate as of December 31, 2022 would have been 3.9% (2.1%). If the discount rate based on Swedish covered mortgage bonds had been applied for the pension liability calculation, the DBO at December 31, 2022 would have been approximately SEK 16.5 (18.8) billion lower.
US and UK
The defined benefit obligation has been calculated using a discount rate based on yields of high-quality corporate bonds, where “high-quality” has been defined as a rating of AA and above.
Higher corporate bond discount rates were used to value pensions liabilities in the US and UK plans at year end hence lowering the liabilities, although this was partially offset by higher inflation rate in the UK.

Total remeasurements in Other comprehensive income related to post-employment benefits
	2022	2021
Actuarial gains and losses (+/–)	8,943	3,255
The effect of asset ceiling	127	25
Swedish special payroll taxes	1,599	257
Total	10,669	3,537

Sensitivity analysis of significant actuarial assumptions, SEK billion
	2022
Impact on the DBO of a change in assumptions	Sweden	US	UK
Financial assumptions
Discount rate -0.5%	5.9	0.3	0.9
Discount rate +0.5%	(5.2)	(0.2)	(0.8)
Inflation rate -0.5%	(4.1)	—	(0.6)
Inflation rate +0.5%	7.0	—	0.6
Salary increase rate -0.5%	(1.8)	—	—
Salary increase rate +0.5%	1.9	—	—
Demographic assumptions
Longevity - 1 year	(2.4)	(0.1)	(0.3)
Longevity + 1 year	2.4	0.1	0.3